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               Applicants signing in New York must use this form.

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                                                                                   LINCOLN LIFE & ANNUITY
        [Lincoln               CHOICEPLUS ASSURANCE(SM) (A SHARE) FEE BASED           COMPANY OF NEW YORK
Financial Group(R) LOGO]               VARIABLE ANNUITY APPLICATION           HOME OFFICE SYRACUSE, NEW YORK
---------------------------------------------------------------------------------------------------------------
All sections must be completed. Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY
THE CONTRACT OWNER.

1a   Contract Owner   Maximum age of Contract Owner is 85. If Trust is owner, trust documents are required.

     ___________________________________________________   ____________________________________________________
     Name (first, middle initial, last)                    Social Security Number/TIN

     ___________________________________________________   ______________________________   |_| Male |_| Female
     Street address (physical street address required)     Date of birth

     ___________________________________________________   ____________________________________________________
     City                        State            ZIP      Home telephone number

     ___________________________________________________   ______________________________   Is Trust revocable*
     Trustee name*                                         Date of Trust*                   |_| Yes      |_| No

1b   Joint Contract Owner   Maximum age of Joint Contract Owner is 85.

     ___________________________________________________   ____________________________________________________
     Name (first, middle initial, last)                    Social Security Number/TIN

     ___________________________________________________   |_| Male   |_| Female   |_| Spouse   |_| Non-Spouse
     Date of birth

2a   Annuitant   (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the
                 Annuitant.) Maximum age of Annuitant is 85.

     ___________________________________________________   ____________________________________________________
     Name (first, middle initial, last)                    Social Security Number/TIN

     ___________________________________________________   ______________________________   |_| Male |_| Female
     Street address (physical street address required)     Date of birth

     ___________________________________________________   ____________________________________________________
     City                        State            ZIP      Home telephone number

2b   Contingent Annuitant   Maximum age of Contingent Annuitant is 85

     ___________________________________________________   ____________________________________________________
     Name (first, middle initial, last)                    Social Security Number/TIN

3    Beneficiary(ies)   Share percentage must equal 100%. State beneficiaries full legal name. List additional beneficiaries in Section 7.

     ____________________________________________ ______________________________ _____________ __________ _____%
     Full legal name  |_| Primary  |_| Contingent Relationship to Contract Owner Date of birth SSN/TIN

     ____________________________________________ ______________________________ _____________ __________ _____
     Beneficiary address (physical street address required)

     ____________________________________________ ______________________________ _____________ __________ _____%
     Full legal name  |_| Primary  |_| Contingent Relationship to Contract Owner Date of birth SSN/TIN

     ____________________________________________ ______________________________ _____________ __________ _____
     Beneficiary address (physical street address required)

     ____________________________________________ ______________________________ _____________ __________ _____%
     Full legal name  |_| Primary  |_| Contingent Relationship to Contract Owner Date of birth SSN/TIN

     ____________________________________________ ______________________________ _____________ __________ _____
     Beneficiary address (physical street address required)

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.
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
4    Type of Contract   (only choose one)

     |_| NONQUALIFIED:  (do NOT select plan type)

     |_| TAX-QUALIFIED   (must complete plan type)

     PLAN TYPE (CHECK ONE):   |_| Roth IRA   |_| Traditional IRA             |_| SEP  |_| 401(k)*

                              |_| 401(a)*    |_| 457(f) Executive Benefit*   |_| 457(f) Government/Nonprofit*

                              |_| Other_____________________________________
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     * Additional Qualified Retirement Plan Hold Harmless Agreement Required.

5    Replacement            Must complete this section

     What is the total amount of annuities and all inforce insurance on your life? (please list in the box below.) If none, check this box: |_|

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                                                                                     Replacement     Check here
                                  Face Amount       Policy/Contract   Issue Date    or Change of      if 1035
Company                     (life insurance only)        Number       (mm/dd/yy)    Policy/Owner      Exchange
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
                            $                                                      |_| Yes |_| No       |_|
                            $                                                      |_| Yes |_| No       |_|
                            $                                                      |_| Yes |_| No       |_|
                            $                                                      |_| Yes |_| No       |_|

6    Additional Remarks
     __________________________________________________________________________________________________________
     __________________________________________________________________________________________________________
     __________________________________________________________________________________________________________

7    Declarations and Signatures

     THE ANNUITY WILL BECOME EFFECTIVE ON THE DATE OF ISSUE. IN THE EVENT THE INITIAL PURCHASE PAYMENT IS NOT
     ACCEPTABLE, THE COMPANY'S LIABILITY IS LIMITED TO THE RETURN OF THE PAYMENT MADE. ANY ANNUITY ISSUED UPON
     THIS APPLICATION SHALL BE CONSIDERED A CONTRACT OF THE STATE IN WHICH THE CONTRACT IS DELIVERED AND ITS
     TERMS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THAT STATE.

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of a current prospectus and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the Variable Account, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract
     Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.
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
_________________________________   _________________________________________________   _______________________
SIGNATURE OF CONTRACT OWNER         SIGNATURE OF JOINT CONTRACT OWNER (IF APPLICABLE)   DATE

_________________________________   _________________________________________________
Dated at (city and state)           Dated at (city and state)

_____________________________________________________________________________________   _______________________
SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS TRUST OR CUSTODIAN.)   DATE
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
8    Representative's Signature

     Does the applicant have any existing life insurance policies or annuity contracts?   |_| Yes   |_| No

     Will the proposed contract replace any exisiting annuity or life insurance?          |_| Yes   |_| No

     The represenative hereby certifies he/she witnessed the signature(s) in Section 7 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Company approved sales materials in conjunction with the sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     __________________________________________________________________________   _____________________________
     Signature of Registered Representative                                       Registered Representative SS#
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